Exhibit 99.1

The Ensign Group Reports Adjusted Annual Earnings of $2.18 per Share; Reaffirms 2015 Guidance

Conference Call and Webcast Scheduled for today, February 9, 2015 at 10:00 am ET

MISSION VIEJO, California – February 9, 2015 – The Ensign Group, Inc. (Nasdaq: ENSG), the parent company of the Ensign™ group of skilled nursing, rehabilitative care services, home health, home care, hospice care, assisted living and urgent care companies, today reported operating results for the fourth quarter and full year 2014.

Quarter and Fiscal Year Highlights Include:

•	Adjusted annual earnings per share was $2.18, at the midpoint of Management’s annual guidance of between $2.16 and $2.21 per share;

•	Consolidated revenues were up 16.8% over the prior year quarter to a record $276.9 million in the quarter;

•	Adjusted consolidated EBITDAR was $44.0 million, an increase of 8.5% over the prior year quarter;

•	Transitioning skilled mix days grew by 118 basis points over the prior year quarter to 19.8% for the quarter and transitioning occupancy was 71.8%, an increase of 121 basis points over the prior year quarter;

•	Same-store skilled mix days grew by 179 basis points over the prior year quarter to 29.3% for the quarter and same-store occupancy was 82.3%, an increase of 137 basis points over the prior year quarter; and

•	Cornerstone Healthcare, Inc., our home health and hospice subsidiary, grew its Adjusted EBITDA by 97.8% over the prior year to $10.2 million.

Operating Results

“We are proud to report that we saw improvements across our same store, transitioning and newly acquired buckets, all during a historic year in which we completed a significant spin-off of CareTrust REIT, Inc. and experienced one of our most active acquisition years ever,” said Ensign’s President and Chief Executive Officer Christopher Christensen. He lauded the local operational leadership teams and all of their field-based and Service Center partners for continuing their relentless focus on clinical and financial performance while also supporting the transition of the newly acquired operations in several markets. “This year has been another true test of our flexibility, responsiveness and resilience and even though there were some pockets that need improvement, overall the strength inherent in Ensign’s business model shone through, demonstrating the scalability of Ensign’s unique approach to growth,” he added.

“We are also pleased to report that operating results met annual earnings guidance, with adjusted earnings per share of $2.18 for the year,” Mr. Christensen added. He noted further that the adjusted earnings results were at the midpoint of Management’s guidance.

In the fourth quarter of 2014, Ensign realigned its operating segments to include a transitional, skilled and assisted living services segment, a home health, home care and hospice segment, and an “all other” segment. Mr. Christensen indicated that “we are anxious to share more detail on the performance of these expanding operations and believe that this additional disclosure will demonstrate the expanding influence these service offerings will have on our entire organization.”

Chief Financial Officer Suzanne Snapper reported that “our balance sheet remained strong, with approximately $50 million currently available of our $150 million revolving line of credit.” She also reported that consolidated adjusted EBITDAR for the year grew by 6.7% to $159.4 million, with EBITDAR margins for the quarter of 16.1%. Fully diluted GAAP earnings per share were $0.49 for the quarter and adjusted net income was $12.8 million or $0.55 per diluted share for the quarter. Fully diluted GAAP earnings per share were $1.56 for the year and adjusted net income was $50.2 million or $2.18 per diluted share for the year.

A discussion of the company’s use of non-GAAP financial measures is set forth below. A reconciliation of net income to EBITDAR and EBITDA, as well as a reconciliation of GAAP earnings per share and net income to adjusted net earnings per share and adjusted net income, appear in the financial data portion of this release.

More complete information is contained in the company’s Annual Report on Form 10-K for the year ended December 31, 2014, which is expected to be filed with the SEC today and can be viewed on the company’s website at http://www.ensigngroup.net.

2015 Guidance Reaffirmed

Management also reaffirmed its 2015 annual guidance, projecting revenues of $1.20 billion to $1.25 billion and net income of $58.1 million to $60.2 million and $2.44 to $2.53 per diluted share for 2015. The 2015 guidance is based on diluted weighted average common shares outstanding of 23.8 million as of December 31, 2014 and assumes, among other things, anticipated Medicare and Medicaid reimbursement rate increases net of provider taxes, tax rates of 38.5% and acquisitions anticipated to be closed by the end of the first quarter in 2015. It also excludes acquisition-related costs and amortization costs related to intangible assets acquired, stock based compensation and start-up losses at newly-created operations.

Quarter Highlights

During the quarter, the company’s Board of Directors declared a quarterly cash dividend of $0.075 per share of Ensign common stock, an increase from the prior quarterly cash dividend of $0.07 per share. Ensign has been a dividend-paying company since 2002 and has increased its dividend every year for 13 years.

Also during the quarter and since, the company announced the acquisition of thirteen skilled nursing operations, four assisted living operations, two independent living operations, two home health agencies, two hospice agencies, one private home care business and two urgent care businesses, including:

•	In San Diego, California, nine skilled nursing and assisted living operations, a home health agency and a private home care business from Shea Family Care, the largest provider of a complete continuum of post-acute healthcare services in the San Diego market.

•	Also in San Diego, California, Guardian Angel Hospice, a Medicare and Medi-Cal certified hospice agency.

•	In Scottsdale, Arizona, Alarys Home Health, a Medicare and Medicaid certified home health agency.

•	In Pueblo, Colorado, Riverwalk Post-Acute and Rehabilitation, a 60-bed skilled nursing operation, Rock Canyon Respiratory and Rehabilitation Center, an 81-bed skilled nursing operation with a subacute unit, and the Villas at Rock Canyon, a 17-bed independent living and assisted living operation.

•	In Lubbock, Texas, Mildred and Shirley L. Garrison Geriatric Education and Care Center, a 103-bed skilled nursing operation.

•	Also in Lubbock, Texas, Hospice of the South Plains a hospice agency serving patients throughout the South Plains area of Northwest Texas.

•	In Colorado Springs, Colorado, Integrity Urgent Care, consisting of two urgent care clinics and our first acquisition of an urgent care clinic in the state of Colorado.

•	In Abilene, Texas, Mesa Springs Healthcare, a 44-acre post-acute care campus comprised of a 75-bed skilled nursing operation and 60 independent living homes.

•	In Omaha, Nebraska, Skyline Nursing and Rehabilitation, a 100-bed skilled nursing operation, and Skyline Assisted and Independent Living, an independent living, assisted living, and seniors apartment operation with 209 units.

These acquisitions brought Ensign’s growing portfolio to 143 facilities, eighteen of which are owned, eleven hospice agencies, thirteen home health agencies, two home care businesses and sixteen urgent care clinics spread over twelve states. Management reaffirmed that Ensign is actively seeking additional opportunities to acquire real estate or to lease both well-performing and struggling skilled nursing, assisted living and other healthcare related businesses across the United States.

Conference Call

A live webcast will be held today, Monday, February 9, 2015 at 10:00 a.m. Eastern Time to discuss Ensign’s fourth quarter and fiscal year 2014 financial results, and management’s 2015 guidance. To listen to the webcast, or to view any financial or statistical information required by SEC Regulation G, please visit the Investors section of Ensign’s website at http://investor.ensigngroup.net. The webcast will be recorded, and will be available for replay via the website until 5:00 p.m. Pacific Time on Friday, March 27, 2015.

About Ensign™

The Ensign Group, Inc.’s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies, home health and home care services, hospice services, urgent care services and other rehabilitative and healthcare services at 143 facilities, eleven hospice agencies, thirteen home health agencies, two home care businesses, sixteen urgent care clinics and a mobile x-ray and diagnostic company, located in California, Arizona, Texas, Washington, Utah, Idaho, Colorado, Nevada, Iowa, Nebraska, Oregon and Wisconsin. Each of these operations is operated by a separate, independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated “company” and “its” assets and activities, as well as the use of the terms “we,” “us,” “its” and similar terms, are not meant to imply that The Ensign Group, Inc. has direct operating assets, employees or revenue, or that any of the facilities, the home health and hospice businesses, the Service Center or the captive insurance subsidiary are operated by the same entity. More information about Ensign is available at http://www.ensigngroup.net.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This press release contains, and the related conference call and webcast will include, forward-looking statements that are based on management’s current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding growth prospects, future operating and financial performance, and acquisition activities. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.

These risks and uncertainties relate to the company’s business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve facilities, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of facilities; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of facilities; competition from other companies in the acquisition, development and operation of facilities; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its facilities if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company’s periodic filings with the Securities and Exchange Commission, including its Form 10-K, for a more complete discussion of the risks and other factors that could affect Ensign’s business, prospects and any forward-looking statements. Except as required by the federal securities laws, Ensign does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Contact Information

Investor/Media Relations, The Ensign Group, Inc., (949) 487-9500, ir@ensigngroup.net.

SOURCE: The Ensign Group, Inc.

THE ENSIGN GROUP, INC.

GAAP and ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data)

	Three Months Ended December 31, 2014				Year Ended December 31, 2014
	As Reported	Non-GAAP Adj.		As Adjusted	As Reported	Non-GAAP Adj.		As Adjusted
Revenue	$276,869	$(4,409	)(4)(5)	$272,460	$1,027,406	$(14,505	)(4)(5)	$1,012,901
Expense:
Cost of services (exclusive of facility rent, general and administrative and depreciation and amortization expense shown separately below)	221,137	(5,060	)(1)(4)(5)	216,077	822,669	(16,966	)(1)(4)(5)	805,703
Facility rent—cost of services	18,480	(402	)(6)	18,078	48,488	(1,941	)(6)	46,547
General and administrative expense	12,525	(200	)(2)(3)(4)	12,325	56,895	(9,234	)(2)(3)(4)	47,661
Depreciation and amortization	5,087	(371	)(7)	4,716	26,430	(1,265	)(7)	25,165

Total expenses	257,229	(6,033)		251,196	954,482	(29,406)		925,076
Income from operations	19,640	1,624		21,264	72,924	14,901		87,825
Other income (expense):
Interest expense	(486)	46		(440)	(12,976)	6,517		(6,459)
Interest income	159	—		159	594	—		594

Other expense, net	(327)	46		(281)	(12,382)	6,517		(5,865)
Income before provision for income taxes	19,313	1,670		20,983	60,542	21,418		81,960
Tax Effect on Non-GAAP Adjustments		643	(8)			8,246	(8)
Tax True-up for Effective Tax Rate		(1,082	)(9)			(3,492	)(9)

Provision for income taxes	8,517	(439)		8,078	26,801	4,754		31,555

Net income	10,796	2,109		12,905	33,741	16,664		50,405

Less: net (loss) income attributable to noncontrolling interests	(715)	807		92	(2,209)	2,370		161

Net income attributable to The Ensign Group, Inc.	$11,511	1,302		$12,813	$35,950	14,294		$50,244

Attributable to The Ensign Group, Inc.
Net income attributable to The Ensign Group, Inc.	11,511	1,302		12,813	35,950	14,294		50,244
Loss from discontinued operations, net of income tax benefit	—	—		—	—	—		—

Income from continuing operations attributable to The Ensign Group, Inc.	$11,511	$1,302		$12,813	$35,950	$14,294		$50,244

Net income per share:
Basic:
Net income attributable to The Ensign Group, Inc.	$0.51			$0.57	$1.61			$2.25
Loss from discontinued operations, net of income tax benefit	—			—	—			—

Income from continuing operations attributable to The Ensign Group, Inc.	$0.51			$0.57	$1.61			$2.25

Diluted:
Net income attributable to The Ensign Group, Inc.	$0.49			$0.55	$1.56			$2.18
Loss from discontinued operations, net of income tax benefit	—			—	—			—

Income from continuing operations attributable to The Ensign Group, Inc.	$0.49			$0.55	$1.56			$2.18

Weighted average common shares outstanding:
Basic	22,519			22,519	22,341			22,341

Diluted	23,378			23,378	23,095			23,095

(1)	Represents acquisition-related costs of $453 and $672 for the three months and year ended December 31, 2014, respectively.
(2)	Represents costs of $45 and $138 for the three months and year ended December 31, 2014, respectively, incurred to recognize income tax credits.
(3)	Represents costs of $9,026 and $155 for the three months and year ended December 31, 2014, incurred related to the Company’s spin-off of real estate assets to CareTrust REIT (CTRE) (the Spin-Off).
(4)	Represents revenues and expenses incurred at the three independent living operations transferred to CTRE on June 1, 2014 in connection with the Spin-Off, excluding rent expense recognized in note (6) below.
(5)	Represents revenues and expenses incurred at newly opened urgent care centers, excluding rent expense recognized in note (6) below and depreciation expense recognized in note (7) below.
(6)	Represents straight-line rent amortization for newly opened urgent care centers and the three independent living operations transferred to CTRE included in Note (4).
(7)	Represents depreciation expense at newly opened urgent care centers and amortization costs related to patient base intangible assets at skilled nursing and assisted living facilities.
(8)	Represents the tax impact of non-GAAP adjustments noted in (1) – (7) at the Company’s year to date effective tax rate of 38.5% for the three months and year ended December 31, 2014.
(9)	Represents an adjustment to the provision for income taxes to our current year to date effective rate to 38.5% for the three months and year ended December 31, 2014.

THE ENSIGN GROUP, INC.

GAAP and ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF INCOME

Including Adjustments for Discontinued Operations

(In thousands, except per share data)

	Three Months Ended December 31, 2013				Year Ended December 31, 2013
	As Reported	Non-GAAP Adj.		As Adjusted	As Reported	Non-GAAP Adj.		As Adjusted
Revenue	$237,008	(1,524	)(9)(10)	$235,484	$904,556	(5,688	)(9)(10)	$898,868
Expense:
Cost of services (exclusive of facility rent, general and administrative and depreciation and amortization expense shown separately below)	187,843	(2,478	)(1)(2)(9)(10)	185,365	725,989	(11,235	)(1)(2)(9)(10)	714,754
Charges related to U.S. Government inquiries	—	—		—	33,000	(33,000	)(4)	—
Facility rent—cost of services	3,557	(321	)(5)(6)	3,236	13,613	(1,009	)(5)(6)	12,604
General and administrative expense	11,782	(2,180	)(3)(7)(8)	9,602	40,103	(5,148	)(3)(7)(8)	34,955
Depreciation and amortization	8,711	(210	)(11)(12)	8,501	33,909	(1,386	)(11)(12)	32,523

Total expenses	211,893	(5,189)		206,704	846,614	(51,778)		794,836
Income from operations	25,115	3,665		28,780	57,942	46,090		104,032
Other income (expense):
Interest expense	(3,346)			(3,346)	(12,787)			(12,787)
Interest income	143			143	506			506

Other expense, net	(3,203)			(3,203)	(12,281)			(12,281)
Income before provision for income taxes	21,912	3,665		25,577	45,661	46,090		91,751
Tax Effect on Non-GAAP Adjustments		1,411	(13)			17,745	(13)
Tax True-up for Effective Tax Rate		(127	)(14)			(2,422	)(14)

Provision for income taxes	8,563	1,284		9,847	20,003	15,323		35,326

Income from continuing operations	13,349	2,381		15,730	25,658	30,767		56,425
Loss from discontinued operations, net of income tax benefit	—			—	(1,804)			(1,804)

Net income (loss)	13,349	2,381		15,730	23,854	30,767		54,621
Less: net income (loss) attributable to noncontrolling interests	(7)			(7)	(186)			(186)

Net income attributable to The Ensign Group, Inc.	$13,356	2,381		$15,737	$24,040	30,767		$54,807

Attributable to The Ensign Group, Inc.
Net income attributable to The Ensign Group, Inc.	13,356	2,381		15,737	24,040	30,767		54,807
Loss from discontinued operations, net of income tax benefit	—			—	(1,804)			(1,804)

Income from continuing operations attributable to The Ensign Group, Inc.	$13,356	2,381		$15,737	$25,844	30,767		$56,611

Net (loss) income per share
Basic:
Net income attributable to The Ensign Group, Inc.	0.61			0.71	1.10			2.50
Loss from discontinued operations, net of income tax benefit	—			—	(0.08)			(0.08)

Income from continuing operations attributable to The Ensign Group, Inc.	$0.61			$0.71	$1.18			$2.58

Diluted:
Net income attributable to The Ensign Group, Inc.	0.59			0.70	1.07			2.45
Loss from discontinued operations, net of income tax benefit	—			—	(0.08)			(0.08)

Income from continuing operations attributable to The Ensign Group, Inc.	$0.59			$0.70	$1.16			$2.53

Weighted average common shares outstanding:
Basic	22,028			22,028	21,900			21,900

Diluted	22,507			22,507	22,364			22,364

(1)	Represents acquisition-related costs of $10 and $288 for the three and year ended December 31, 2013.
(2)	Represents costs of $42 and $145 for the three and year ended December 31, 2013, incurred to recognize income tax credits.
(3)	Represents additional costs incurred related to a class action lawsuit settlement of $0 and $1,524 for the three and year ended December 31, 2013.
(4)	Charges related to our efforts to achieve a global, company-wide, resolution of any claims connected to the U.S. Department of Justice (DOJ) investigation.
(5)	Represents straight-line rent amortization for the first six months of 2013 for one newly constructed facility which began operations during the first quarter of 2013. This facility began operating at full capacity during the third quarter and therefore, third and fourth quarter results were not included in the three or year ended periods above.
(6)	Represents straight-line rent amortization for newly opened urgent care centers.
(7)	Represents legal costs incurred in connection with the ongoing investigation into the billing and reimbursement processes of some of our subsidiaries being conducted by the DOJ.
(8)	Represents expenses incurred in connection with the Company’s proposed spin-off of its real estate assets to a newly formed publicly traded real estate investment trust (REIT).
(9)	Represents revenues and expenses incurred at newly opened urgent care centers, less rent expense recognized in note (6) above and depreciation expense recognized in note (11) below.
(10)	Represents revenues and expenses incurred for the first six months of 2013 at one newly constructed facility which began operations during the first quarter of 2013, less rent expense recognized in note (5) above and depreciation expense recognized in Note (12) below. This facility began operating at full capacity during the third quarter and therefore, third and fourth quarter results were not included in the three or year ended periods above.
(11)	Represents depreciation expense at newly opened urgent care centers and amortization costs related to patient base intangible assets at skilled nursing and assisted living facilities acquired. Patient base intangible assets are amortized over a period of four to eight months, depending on the classification of the patients and the level of occupancy in a new acquisition on the acquisition date.
(12)	Represents depreciation expense for the first six months of 2013 at one newly constructed facility which began operations in the first quarter of 2013. This facility began operating at full capacity during the third quarter and therefore, third and fourth quarter results were not included in the three or year end periods above.
(13)	Represents the tax impact of non-GAAP adjustments noted in (1) – (12) at the Company’s year to date effective tax rate of 38.5% for the three and year ended December 31, 2013.
(14)	Represents an adjustment to the provision for income taxes to our current year to date effective rate to 40.9% and 37.9% for the three and year ended December 31, 2013.

THE ENSIGN GROUP, INC.

RECONCILIATION OF NET INCOME TO EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR

(in thousands)

(Unaudited)

The table below reconciles net income to EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR for the periods presented:

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Consolidated Statements of Income Data:
Net income	$10,796	$13,349	$33,741	$23,854
Less: net loss attributable to noncontrolling interests	(715)	(7)	(2,209)	(186)
Loss from discontinued operations	—	—	—	1,804
Interest expense, net	327	3,203	12,382	12,281
Provision for income taxes	8,517	8,563	26,801	20,003
Depreciation and amortization	5,087	8,711	26,430	33,909

EBITDA	$25,442	$33,833	$101,563	$92,037

Facility rent—cost of services	18,480	3,557	48,488	13,613

EBITDAR	$43,922	$37,390	$150,051	$105,650

EBITDA	$25,442	$33,833	$101,563	$92,037
Adjustments to EBITDA:
Charge related to the U.S. Government inquiry(a)	—	—	—	33,000
Expenses related to the Spin-Off(b)	155	2,192	9,026	4,050
Legal costs(c)	—	(13)	—	1,098
Settlement of class action lawsuit(d)	—	—	—	1,524
Impairment of goodwill and other indefinite-lived intangibles(e)	—	490		490
Urgent care center (earnings) losses(f)	(609)	406	(389)	1,844
Earnings at three operations transferred to REIT(g)	—	—	(122)	—
Loss at skilled nursing facility not at full operation(h)	—	—	—	1,256
Acquisition related costs(i)	453	10	672	288
Costs incurred to recognize income tax credits(j)	45	42	138	145
Rent related to items (f), (g) and (h) above (k)	402	322	1,941	1,009

Adjusted EBITDA	$25,888	$37,282	$112,829	$136,741

Facility rent—cost of services	18,480	3,557	48,488	13,613
Less: related to items (f), (g) and (h) above (k)	(402)	(322)	(1,941)	(1,009)

Adjusted EBITDAR	$43,966	$40,517	$159,376	$149,345

(a)	Charges related to our resolution of any claims connected to the DOJ settlement.
(b)	Expenses incurred in connection with the Spin-Off.
(c)	Legal costs incurred in connection with the settlement of the investigation into the billing and reimbursement processes of some of our subsidiaries conducted by the DOJ.
(d)	Settlement of a class action lawsuit regarding minimum staffing requirements in the State of California.
(e)	Impairment charges to goodwill for a skilled nursing facility in Utah during the year ended December 31, 2013.
(f)	Operating results at newly opened urgent care centers. This amount excluded rent, depreciation, interest and income taxes. The results also excluded the net loss attributable to the variable interest entity associated with our urgent care business of approximately $2.2 million.
(g)	Results at three independent living facilities which were transferred to CareTrust as part of the Spin-Off, excluding rent, depreciation, interest and income taxes.
(h)	Losses incurred through the second quarter of 2013 at one newly constructed skilled nursing facility which began operations during the first quarter of 2013, excluding rent, depreciation, interest and income taxes.
(i)	Costs incurred to acquire an operation which are not capitalizable.
(j)	Costs incurred to recognize income tax credits which contributed to a decrease in effective tax rate.
(k)	Rent related to newly opened urgent care centers, one newly constructed skilled nursing facility which began operations during the first quarter of 2013, and the three independent living facilities which were transferred to CareTrust as part of the Spin-Off, not included in items (f), (g) and (h) above.

THE ENSIGN GROUP, INC.

RECONCILIATION OF NET INCOME TO EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR

(in thousands)

(Unaudited)

The table below reconciles net income to EBITDA, EBITDAR, Adjusted EBITDA and Adjusted EBITDAR for each reportable segment for the periods presented:

	Year Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
	TSA Services		Home Health and Hospice
Statements of Income Data:
Income from operations	$126,011	$97,777	$9,701	$4,776
Depreciation and amortization	21,669	30,595	539	400

EBITDA	$147,680	$128,372	$10,240	$5,176

Facility rent—cost of services	45,955	11,931	779	777

EBITDAR	$193,635	$140,303	$11,019	$5,953

EBITDA	$147,680	$128,372	$10,240	$5,176
Adjustments to EBITDA:
Charge related to the U.S. Government inquiry(a)	—	33,000	—	—
Impairment of goodwill and other indefinite-lived intangibles(b)	—	490	—	—
Settlement of class action lawsuit(c)		1,524
Earnings at three operations transferred to REIT(d)	(122)	—	—	—
Loss at skilled nursing facility not at full operation(e)	—	1,256	—	—
Acquisition related costs(f)	672	288	—	—
Rent related to items (d) and (e) above (g)	406	158	—	—

Adjusted EBITDA	$148,636	$165,088	$10,240	$5,176

Facility rent—cost of services	45,955	11,931	779	777
Less: related to items (d) and (e) above (g)	(406)	(158)	—	—

Adjusted EBITDAR	$194,185	$176,861	$11,019	$5,953

(a)	Charges related to our resolution of any claims connected to the DOJ settlement.
(b)	Impairment charges to goodwill for a skilled nursing facility in Utah during the year ended December 31, 2013.
(c)	Settlement of a class action lawsuit regarding minimum staffing requirements in the State of California.
(d)	Results at three independent living facilities which were transferred to CareTrust as part of the Spin-Off, excluding rent, depreciation, interest and income taxes.
(e)	Losses incurred through the second quarter of 2013 at one newly constructed skilled nursing facility which began operations during the first quarter of 2013, excluding rent, depreciation, interest and income taxes.
(f)	Costs incurred to acquire an operation which are not capitalizable.
(g)	Rent related to the three independent living facilities which were transferred to CareTrust as part of the Spin-Off and one newly constructed skilled nursing facility which began operations during the first quarter of 2013, not included in items (d) above.

THE ENSIGN GROUP, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	Year Ended December 31,
	2014	2013
Assets
Current assets:
Cash and cash equivalents	$50,408	$65,755
Restricted cash — current	5,082	—
Accounts receivable — less allowance for doubtful accounts of $20,438 and $16,540 at December 31, 2014 and 2013, respectively	130,051	111,370
Investments — current	6,060	5,511
Prepaid income taxes	2,992	9,915
Prepaid expenses and other current assets	8,434	9,213
Deferred tax asset — current	10,615	9,232

Total current assets	213,642	210,996
Property and equipment, net	149,708	479,770
Insurance subsidiary deposits and investments	17,873	16,888
Escrow deposits	16,153	1,000
Deferred tax asset	11,509	4,464
Restricted and other assets	6,833	9,804
Intangible assets, net	35,568	5,718
Goodwill	30,269	23,935
Other indefinite-lived intangibles	12,361	7,740

Total assets	$493,916	$760,315

Liabilities and equity
Current liabilities:
Accounts payable	33,186	23,793
Accrued wages and related liabilities	56,712	40,093
Accrued self-insurance liabilities — current	15,794	15,461
Other accrued liabilities	24,630	25,698
Current maturities of long-term debt	111	7,411

Total current liabilities	130,433	112,456
Long-term debt — less current maturities	68,279	251,895
Accrued self-insurance liabilities — less current portion	34,166	33,642
Fair value of interest rate swap	—	1,828
Deferred rent and other long-term liabilities	3,235	3,237
Total equity	257,803	357,257

Total liabilities and equity	$493,916	$760,315

THE ENSIGN GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

The following table presents selected data from our consolidated statements of cash flows for the periods presented:

	Year Ended December 31
	2014	2013
Net cash provided by operating activities	$82,880	$37,424
Net cash used in investing activities	(172,851)	(65,235)
Net cash provided by financing activities	72,624	52,881

Net (decrease) increase in cash and cash equivalents	(15,347)	25,070
Cash and cash equivalents at beginning of period	65,755	40,685

Cash and cash equivalents at end of period	$50,408	$65,755

THE ENSIGN GROUP, INC.

REVENUE BY SEGMENTS

The following table sets forth our total revenue by segments and as a percentage of total revenue for the periods indicated:

	Three Months Ended December 31,
	2014		2013
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage
Transitional, skilled and assisted living services:
Skilled nursing facilities	$240,654	86.9%	$211,359	89.8%
Assisted and independent living facilities	13,134	4.8	11,352	4.5

Total transitional, skilled and assisted living services	$253,788	92.5	$222,711	94.3
Home health and hospice services:
Home health	$8,639	2.9%	$6,328	2.4
Hospice	7,442	2.4	4,697	2.0

Total home health and hospice services	$16,081	5.3	$11,025	4.4
All other (1)	7,000	2.2	3,272	1.3

Total revenue	$276,869	100.00%	$237,008	100.0%

(1)	Includes revenue from services provided at our urgent care clinics and a mobile x-ray and diagnostic company.

	Years Ended December 31,
	2014		2013
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage
Transitional, skilled and assisted living services:
Skilled nursing facilities	$901,470	87.7%	$812,348	89.8%
Assisted and independent living facilities	48,848	4.8	40,931	4.5

Total transitional, skilled and assisted living services	950,318	92.5	853,279	94.3
Home health and hospice services:
Home health	29,577	2.9	21,978	2.4
Hospice	24,939	2.4	17,784	2

Total home health and hospice services	54,516	5.3	39,762	4.4
All other (1)	22,572	2.2	11,515	1.3

Total revenue	$1,027,406	100.00%	$904,556	100.00%

(1)	Includes revenue from services provided at our urgent care clinics and a mobile x-ray and diagnostic company.

THE ENSIGN GROUP, INC.

SELECT PERFORMANCE INDICATORS

(Unaudited)

The following tables summarize our selected performance indicators for our transitional, skilled and assisted living segment along with other statistics, for each of the dates or periods indicated:

	Three Months Ended December 31,		Change	% Change
	2014	2013
	(Dollars in thousands)
Total Facility Results:
Skilled nursing revenue	$240,654	$211,359	$29,295	13.9%
Assisted and independent living revenue	13,134	11,352	1,782	15.7%

Total transitional, skilled and assisted living revenue	$253,788	$222,711	$31,077	14.0%

Number of facilities at period end	136	119	17	14.3%
Actual patient days	1,026,493	947,138	79,355	8.4%
Occupancy percentage — Operational beds	78.2%	78.0%		0.2%
Skilled mix by nursing days	27.8%	26.0%		1.8%
Skilled mix by nursing revenue	50.4%	49.1%		1.3%

	Three Months Ended December 31,		Change	% Change
	2014	2013
	(Dollars in thousands)
Same Facility Results(1):
Skilled nursing revenue	$186,686	$176,987	$9,699	5.5%
Assisted and independent living revenue	4,386	4,305	81	1.9%

Total transitional, skilled and assisted living revenue	$191,072	$181,292	$9,780	5.4%

Number of facilities at period end	82	82	—	—%
Actual patient days	717,403	706,457	10,946	1.5%
Occupancy percentage — Operational beds	82.3%	80.9%		1.4%
Skilled mix by nursing days	29.3%	27.5%		1.8%
Skilled mix by nursing revenue	51.9%	50.4%		1.5%

	Three Months Ended December 31,		Change	% Change
	2014	2013
	(Dollars in thousands)
Transitioning Facility Results(2):
Skilled nursing revenue	$25,497	$23,976	$1,521	6.3%
Assisted and independent living revenue	4,625	4,405	220	5.0%

Total transitional, skilled and assisted living revenue	$30,122	$28,381	$1,741	6.1%

Number of facilities at period end	25	25	—	—%
Actual patient days	160,931	158,212	2,719	1.7%
Occupancy percentage — Operational beds	71.8%	70.5%		1.2%
Skilled mix by nursing days	19.8%	18.6%		1.2%
Skilled mix by nursing revenue	41.6%	40.5%		1.1%

	Three Months Ended December 31,		Change	% Change
	2014	2013
	(Dollars in thousands)
Recently Acquired Facility Results(3):
Skilled nursing revenue	$28,471	$10,396	$18,075	173.9%
Assisted and independent living revenue	4,123	1,815	2,308	127.2%

Total transitional, skilled and assisted living revenue	$32,594	$12,211	$20,383	166.9%

Number of facilities at period end	29	11	18	NM
Actual patient days	148,159	64,651	83,508	NM
Occupancy percentage — Operational beds	68.3%	69.2%		NM
Skilled mix by nursing days	26.6%	21.6%		NM
Skilled mix by nursing revenue	48.5%	47.1%		NM

	Three Months Ended December 31,		Change	% Change
	2014	2013
	(Dollars in thousands)
Transferred to CareTrust(4):
Skilled nursing revenue	$—	$—	$—	NM
Assisted and independent living revenue	—	827	(827)	NM

Total transitional, skilled and assisted living revenue	$—	$827	$(827)	NM

Actual patient days	—	17,818		NM
Occupancy percentage — Operational beds	—	73.4%		NM

(1)	Same Facility results represent all facilities purchased prior to January 1, 2011.
(2)	Transitioning Facility results represents all facilities purchased from January 1, 2011 to December 31, 2012.
(3)	Recently Acquired Facility (or “Acquisitions”) results represent all facilities purchased on or subsequent to January 1, 2013.
(4)	Transferred to CareTrust results represent the results at three independent living facilities which were transferred to CareTrust as part of the Spin-Off on June 1, 2014. These results were excluded from Same Facility and Transitioning Facility for the three months ended December 31, 2014 and 2013 for comparison purposes.

	Year Ended December 31,		Change	% Change
	2014	2013
	(Dollars in thousands)
Total Facility Results:
Skilled nursing revenue	$901,470	$812,348	$89,122	11.0%
Assisted and independent living revenue	48,848	40,931	7,917	19.3%

Total transitional, skilled and assisted living revenue	$950,318	$853,279	$97,039	11.4%

Number of facilities at period end	136	119	17	14.3%
Actual patient days	3,921,758	3,648,651	273,107	7.5%
Occupancy percentage — Operational beds	78.0%	77.5%		0.5%
Skilled mix by nursing days	27.6%	26.4%		1.2%
Skilled mix by nursing revenue	50.8%	50.0%		0.8%

	Year Ended December 31,		Change	% Change
	2014	2013
	(Dollars in thousands)
Same Facility Results(1):
Skilled nursing revenue	$724,422	$688,184	$36,238	5.3%
Assisted and independent living revenue	17,456	16,493	963	5.8%

Total transitional, skilled and assisted living revenue	$741,878	$704,677	$37,201	5.3%

Number of facilities at period end	82	82	—	—%
Actual patient days	2,832,584	2,784,664	47,920	1.7%
Occupancy percentage — Operational beds	81.9%	80.4%		1.5%
Skilled mix by nursing days	29.3%	27.9%		1.4%
Skilled mix by nursing revenue	52.4%	51.4%		1.0%

	Year Ended December 31,		Change	% Change
	2014	2013
	(Dollars in thousands)
Transitioning Facility Results(2):
Skilled nursing revenue	$99,326	$96,454	$2,872	3.0%
Assisted and independent living revenue	18,171	16,467	1,704	10.3%

Total transitional, skilled and assisted living revenue	$117,497	$112,921	$4,576	4.1%

Number of facilities at period end	25	25	—	—%
Actual patient days	634,772	619,161	15,611	2.5%
Occupancy percentage — Operational beds	71.3%	69.6%		1.7%
Skilled mix by nursing days	19.8%	19.5%		0.3%
Skilled mix by nursing revenue	41.5%	40.7%		0.8%

	Year Ended December 31,		Change	% Change
	2014	2013
	(Dollars in thousands)
Recently Acquired Facility Results(3):
Skilled nursing revenue	$77,722	$27,710	$50,012	180.5%
Assisted and independent living revenue	11,974	4,512	7,462	165.4%

Total transitional, skilled and assisted living revenue	$89,696	$32,222	$57,474	178.4%

Number of facilities at period end	29	11	18	NM
Actual patient days	426,386	171,861	254,525	NM
Occupancy percentage — Operational beds	66.5%	66.2%		NM
Skilled mix by nursing days	24.4%	20.5%		NM
Skilled mix by nursing revenue	47.0%	46.6%		NM

	Year Ended December 31,		Change	% Change
	2014	2013
	(Dollars in thousands)
Transferred to CareTrust(4):
Skilled nursing revenue	$—	$—	$—	NM
Assisted and independent living revenue	1,247	3,459	(2,212)	NM

Total transitional, skilled and assisted living revenue	$1,247	$3,459	$(2,212)	NM

Actual patient days	28,016	72,965		NM
Occupancy percentage — Operational beds	70.3%	75.7%		NM

(1)	Same Facility results represent all facilities purchased prior to January 1, 2011.
(2)	Transitioning Facility results represents all facilities purchased from January 1, 2011 to December 31, 2012.
(3)	Recently Acquired Facility (or “Acquisitions”) results represent all facilities purchased on or subsequent to January 1, 2013.
(4)	Transferred to CareTrust results represent the results at three independent living facilities which were transferred to CareTrust as part of the Spin-Off on June 1, 2014. These results were excluded from Same Facility and Transitioning Facility for the year ended December 31, 2014 and 2013 for comparison purposes.

THE ENSIGN GROUP, INC.

SKILLED NURSING AVERAGE DAILY REVENUE RATES AND

PERCENT OF SKILLED NURSING REVENUE AND DAYS BY PAYOR

The following table reflects the change in the skilled nursing average daily revenue rates by payor source, excluding services that are not covered by the daily rate:

	Three Months Ended December 31, 2014
	Same Facility		Transitioning		Acquisitions		Total
	2014	2013	2014	2013	2014	2013	2014	2013
Skilled Nursing Average Daily Revenue Rates:
Medicare	$570.73	$568.56	$494.99	$480.56	$531.97	$488.00	$556.58	$552.37
Managed care	414.69	404.09	410.24	407.70	446.51	466.26	419.19	408.26
Other skilled	443.97	432.54	835.03	720.73	335.63	253.00	436.62	439.21
Total skilled revenue	492.59	493.75	485.66	477.34	465.54	477.47	488.76	491.43
Medicaid	188.51	184.34	168.51	157.96	176.67	146.17	184.92	179.18
Private and other payors	195.75	188.72	169.23	165.96	189.73	153.29	187.98	179.57
Total skilled nursing revenue	$278.44	$270.03	$231.58	$219.83	$255.35	$219.15	$269.91	$260.54

	Year Ended December 31,
	Same Facility		Transitioning		Acquisitions		Total
	2014	2013	2014	2013	2014	2013	2014	2013
Skilled Nursing Average Daily Revenue Rates:
Medicare	$563.94	$560.04	$480.80	$470.74	$514.38	$489.75	$549.12	$544.51
Managed care	412.21	398.02	411.33	394.51	456.29	465.95	416.74	400.44
Other skilled	440.54	456.19	812.83	697.96	321.63	253.00	437.08	460.76
Total skilled revenue	491.20	490.35	475.57	464.84	464.31	480.12	487.55	487.53
Medicaid	183.36	177.35	163.22	161.95	165.44	139.92	179.45	174.04
Private and other payors	193.22	187.38	170.50	167.20	182.06	149.74	185.79	179.40
Total skilled nursing revenue	$274.48	$265.65	$227.25	$222.42	$240.86	$211.74	$265.41	$257.67

The following tables set forth our percentage of skilled nursing patient revenue and days by payor source for the three months ended December 31, 2014 and 2013:

	Three Months Ended December 31,
	Same Facility		Transitioning		Acquisitions		Total
	2014	2013	2014	2013	2014	2013	2014	2013
Percentage of Skilled Nursing Revenue:
Medicare	28.2%	30.4%	32.9%	34.1%	22.4%	26.3%	28.0%	30.6%
Managed care	16.3	14.6	7.0	4.7	21.2	20.8	15.9	13.8
Other skilled	7.4	5.4	1.7	1.7	4.9	—	6.5	4.7

Skilled mix	51.9	50.4	41.6	40.5	48.5	47.1	50.4	49.1
Private and other payors	7.2	7.6	20.6	22.2	10.5	13.4	9.0	9.5

Quality mix	59.1	58.0	62.2	62.5	59.0	60.5	59.4	58.6
Medicaid	40.9	42.0	37.8	37.5	41.0	39.5	40.6	41.4

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Three Months Ended December 31,
	Same Facility		Transitioning		Acquisitions		Total
	2014	2013	2014	2013	2014	2013	2014	2013
Percentage of Skilled Nursing Days:
Medicare	13.8%	14.4%	15.4%	15.6%	10.8%	11.8%	13.6%	14.4%
Managed care	10.9	9.7	4.0	2.5	12.1	9.8	10.2	8.8
Other skilled	4.6	3.4	0.4	0.5	3.7	—	4.0	2.8

Skilled mix	29.3	27.5	19.8	18.6	26.6	21.6	27.8	26.0
Private and other payors	10.4	10.9	28.2	29.2	14.1	19.2	13.0	13.8

Quality mix	39.7	38.4	48.0	47.8	40.7	40.8	40.8	39.8
Medicaid	60.3	61.6	52.0	52.2	59.3	59.2	59.2	60.2

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

The following tables set forth our percentage of skilled nursing patient revenue and days by payor source for the year ended December 31, 2014 and 2013:

	Year Ended December 31,
	Same Facility		Transitioning		Acquisitions		Total
	2014	2013	2014	2013	2014	2013	2014	2013
Percentage of Skilled Nursing Revenue:
Medicare	29.7%	31.1%	32.8%	34.8%	22.7%	28.8%	29.4%	31.4%
Managed care	15.9	14.9	6.9	4.7	20.1	17.8	15.3	13.9
Other skilled	6.8	5.4	1.8	1.2	4.2	—	6.1	4.7

Skilled mix	52.4	51.4	41.5	40.7	47.0	46.6	50.8	50.0
Private and other payors	7.2	7.7	21.5	21.9	11.3	13.8	9.1	9.5

Quality mix	59.6	59.1	63.0	62.6	58.3	60.4	59.9	59.5
Medicaid	40.4	40.9	37.0	37.4	41.7	39.6	40.1	40.5

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Year Ended December 31,
	Same Facility		Transitioning		Acquisitions		Total
	2014	2013	2014	2013	2014	2013	2014	2013
Percentage of Skilled Nursing Days:
Medicare	14.4%	14.7%	15.5%	16.4%	10.6%	12.4%	14.2%	14.8%
Managed care	10.7	10.0	3.8	2.7	10.7	8.1	9.7	8.9
Other skilled	4.2	3.2	0.5	0.4	3.1	—	3.7	2.7

Skilled mix	29.3	27.9	19.8	19.5	24.4	20.5	27.6	26.4
Private and other payors	10.3	10.8	28.7	29.1	15.0	19.6	13.1	13.7

Quality mix	39.6	38.7	48.5	48.6	39.4	40.1	40.7	40.1
Medicaid	60.4	61.3	51.5	51.4	60.6	59.9	59.3	59.9

Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

THE ENSIGN GROUP, INC.

SELECT PERFORMANCE INDICATORS

(Unaudited)

The following tables summarize our selected performance indicators for our home health and hospice segment along with other statistics, for each of the dates or periods indicated:

	Three Months Ended December 31,
	2014	2013	Change	% Change
Results:
Home health and hospice revenue
Home health services:	$8,639	$6,328	$2,311	36.5%
Hospice services:	7,442	4,697	2,745	58.4%

Total home health and hospice revenue	$16,081	$11,025	$5,056	45.9%
Home health services:
Medicare Episodic Admissions	1,768	1,487	281	18.9%
Average Medicare Revenue per Completed Episode	2,945	2,905	39.48	1.4%
Hospice services:
Average Daily Census	493	312	181	58.0%

	Year Ended December 31,
	2014	2013	Change	% Change
Results:
Home health and hospice revenue
Home health services:	$29,577	$21,978	$7,599	34.6%
Hospice services:	24,939	17,784	7,155	40.2%

Total home health and hospice revenue	$54,516	$39,762	$14,754	37.1%
Home health services:
Medicare Episodic Admissions	5,221	4,090	1,131	27.7%
Average Medicare Revenue per Completed Episode	2,840	2,746	94	3.4%
Hospice services:
Average Daily Census	420	302	118	39.0%

Discussion of Non-GAAP Financial Measures

EBITDA consists of net income before (a) interest expense, net, (b) provisions for income taxes, and (c) depreciation and amortization. EBITDAR consists of net income before (a) interest expense, net, (b) provisions for income taxes, (c) depreciation and amortization, and (d) facility rent-cost of services. Adjusted EBITDA consists of net income before (a) interest expense, net, (b) provisions for income taxes, (c) depreciation and amortization, and, (d) discontinued operations, (e) development and operational losses associated with newly-developed operations which have not achieved stabilization, (f) impairment charges, (g) charges related to the DOJ settlement, (h) expenses incurred in connection with the company’s proposed spin-off of real estate assets, (i) settlement of a class action lawsuit and (j) normalized tax rate. Adjusted EBITDAR consists of net income before (a) interest expense, net, (b) provisions for income taxes, (c) depreciation and amortization, and (d) facility rent-cost of services, (e) , discontinued operations, (f) development and operational losses associated with newly-developed operations which have not achieved stabilization, (g) impairment charges, (h) charges related to the DOJ settlement, (i) expenses incurred in connection with the company’s proposed spin-off of real estate assets, (j) settlement of a class action lawsuit and (k) normalized tax rate. The company believes that the presentation of EBITDA, EBITDAR, adjusted EBITDA, adjusted EBITDAR, adjusted net income and adjusted earnings per share provides important supplemental information to management and investors to evaluate the company’s operating performance. The company believes disclosure of adjusted net income per share, EBITDA, EBITDAR, adjusted EBITDA and adjusted EBITDAR has economic substance because the excluded revenues and expenses are infrequent in nature and are variable in nature, or do not represent current revenues or cash expenditures. A material limitation associated with the use of these measures as compared to the GAAP measures of net income and diluted earnings per share is that they may not be comparable with the calculation of net income and diluted earnings per share for other companies in the company’s industry. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. For further information regarding why the company believes that this non-GAAP measure provides useful information to investors, the specific manner in which management uses this measure, and some of the limitations associated with the use of this measure, please refer to the company’s periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. The company’s periodic filings are available on the SEC’s website at www.sec.gov or under the “Financial Information” link of the Investor Relations section on Ensign’s website at http://www.ensigngroup.net.